SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)

Delaware	333-125422	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

______________________________________________________________________________

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on November 9, 2005, is hereby amended by this Form 8-K/A to amend the Pooling and Servicing Agreement, dated as of October 1, 2005, among Bear Stearns Asset-Backed Securities I LLC as depositor, Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 as Sellers, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A., as Custodian, Risk Management Group, as Risk Manager, LaSalle Bank National Association, as Master Servicer and Securities Administrator, and Citibank, N.A. as trustee.

Item 9.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Amendment No. 1 to the Pooling and Servicing Agreement, dated as of October 1, 2005 among Bear Stearns Asset-Backed Securities I LLC as depositor, Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 as Sellers, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A., as Custodian, Risk Management Group, as Risk Manager, LaSalle Bank National Association, as Master Servicer and Securities Administrator, and Citibank, N.A. as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: January 19, 2005

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment No. 1 to Pooling and Servicing Agreement	5

EXHIBIT 1

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

Depositor,

OCWEN MORTGAGE ASSET TRUST I

ELLINGTON ACQUISITION TRUST 2005-1

ELLINGTON ACQUISITION TRUST 2005-2,

Sellers,

OCWEN LOAN SERVICING, LLC,

Servicer,

LASALLE BANK NATIONAL ASSOCIATION,

Master Servicer and Securities Administrator,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Custodian,

RISK MANAGEMENT GROUP,

Risk Manager

and

CITIBANK, N.A.,

Trustee

____________________

AMENDMENT NO. 1

dated as of January 20, 2006

amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Sellers, the Servicer, the Master Servicer, the

Securities Administrator, the Custodian, the Risk Manager and the Trustee

dated as of October 1, 2005

________________________________________

BEAR STEARNS ASSET BACKED SECURITIES I TRUST 2005-CL1

ASSET-BACKED CERTIFICATES, SERIES 2005-CL1

               AMENDMENT NO. 1 ("Amendment"), dated as of the 20th day of January, 2006, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, BEAR STEARNS ASSET BACKED SECURITIES I LLC, a Delaware limited liability company, as depositor (the “Depositor”), OCWEN LOAN SERVICING, LLC, a Delaware limited liability company, as Servicer (in such capacity, the “Servicer”), OCWEN MORTGAGE ASSET TRUST I, as a Seller (“Ocwen Trust”), ELLINGTON MORTGAGE ACQUISITION TRUST 2005-1, as a Seller (“Ellington 2005-1”), ELLINGTON ACQUISITION TRUST 2005-2, as a Seller (“Ellington 2005-2” and, together with Ocwen Trust and Ellington 2005-1, the “Sellers”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Master Servicer (in such capacity, the “Master Servicer”) and as Securities Administrator (in such capacity, the “Securities Administrator”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as custodian (the “Custodian”), RISK MANAGEMENT GROUP, LLC, a limited liability company, as Risk Manager (the “Risk Manager”), and CITIBANK, N.A., a national banking association, not in its individual capacity, but solely as trustee (the “Trustee”) entered into a Pooling and Servicing Agreement, dated as of October 1, 2005 (the “Agreement”), providing for the issuance of Bear Stearns Asset Backed Securities I LLC, Asset-Backed Certificates, Series 2005-CL1 (the “Certificates”); and

WHEREAS, Section 12.01 of the Agreement permits the amendment of the Agreement by the Depositor, the Sellers, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee, without notice to or the consent of any of the Certificateholders, to correct or supplement any provisions therein that may be defective or inconsistent with any other provisions therein; and

WHEREAS, the Depositor, the Sellers, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee wish to amend the Agreement as set forth herein; and

WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Sellers, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee (at the direction of the Depositor); and

NOW THEREFORE, the Depositor, the Sellers, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Risk Manager and the Trustee (at the direction of the Depositor) hereby agree as follows:

Section 1.

               The reference to “20.25%” in the definition of “Certificate Margin” with respect to the Class M-4 Certificates is hereby replaced with “2.025%”.

The reference to “30%” in the parenthetical in the first sentence thereof is hereby replaced with “25%”.

Section 2.

               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 3.

               Except as set forth in this Amendment No. 1, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 3.

               The Trustee shall not be responsible in any manner whatsoever or in respect of the validity or sufficiency of this Amendment No. 1 or for, or in respect of, the recitals contained herein, other than those recitals pertaining directly to the Trustee.

                IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC,
as Depositor

By: /s/ Baron Silverstein______________
Name: Baron Silverstein
Title: Senior Managing Director

ELLINGTON ACQUISITION TRUST 2005-1,
as Seller
By: Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Acquisition Trustee

By: /s/ Mitchell E. Levine______________
Name: Mitchell Levine
Title: Director of Loan Acquisitions

ELLINGTON ACQUISITION TRUST 2005-2,
as Seller
By: Wells Fargo Delaware Trust Company, not in its individual capacity but solely as Acquisition Trustee

By: /s/ Mitchell E. Levine______________
Name: Mitchell Levine
Title: Director of Loan Acquisitions

OCWEN MORTGAGE ASSET TRUST I,
as Seller
By: Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee

By: /s/ Jason Concavage______________

Name: Jason Concavage
Title: Trust Officer

OCWEN LOAN SERVICING, LLC,
as Servicer

By: /s/ Richard Delgado______________
Name: Richard Delgado
Title: Authorized Representative

LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer and Securities Administrator

By: /s/ Christopher Lewis____________
Name: Christopher Lewis
Title: Assistant Vice President

CITIBANK, N.A.,
As Trustee

By: /s/ John Hannon____________
Name: John Hannon
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By: /s/ Leigh Taylor____________
Name: Leigh Taylor
Title: Vice President

RISK MANAGEMENT GROUP, LLC,
as Risk Manager

By: /s/ Charles Cacici__________
Name:
Title:

RISK MANAGEMENT GROUP, LLC,
as Risk Manager

By: /s/ John Cafiero___________
Name:
Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 17th day of January, 2006, before me, a notary public in and for said State, appeared Baron Silverstein, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities I LLC, one of the companies that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited liability company and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

By: _/s/ Michelle Sterling_____________
Notary Public

[Notarial Seal]

STATE OF DELAWARE	)
) ss.:
COUNTY OF NEW CASTLE	)

On this 19th day of January, 2006, before me, a notary public in and for said State, appeared Jason Concavage, personally known to me on the basis of satisfactory evidence to be an authorized representative of Delaware Trust Company, National Association, the Owner Trustee of Ocwen Mortgage Asset Trust I, (“OMAT”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee of OMAT.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kenneth E. Holbert, Sr.

Notary Public

[Notarial Seal]

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF FAIRFIELD	)

On this 18th day of January, 2006, before me, a notary public in and for said State, appeared Mitchell Levine, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Delaware Trust Company (“WFDTC”), the Acquisition Trustee of Ellington Acquisition Trust 2005-1 (the “Acquisition Trust”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of WFDTC, not in its individual capacity but solely as Acquisition Trustee for the Acquisition Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Marzullo

Notary Public

[Notarial Seal]

STATE OF CONNECTICUT	)
) ss.:
COUNTY OF FAIRFIELD	)

On this 18th day of January, 2006, before me, a notary public in and for said State, appeared Mitchell Levine, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Delaware Trust Company (“WFDTC”), the Acquisition Trustee of Ellington Acquisition Trust 2005-2 (the “Acquisition Trust”), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of WFDTC, not in its individual capacity but solely as Acquisition Trustee for the Acquisition Trust.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Marzullo

Notary Public

[Notarial Seal]

STATE OF FLORIDA	)
) ss.:
COUNTY OF PALM BEACH	)

On this 17th day of January, 2006, before me, a notary public in and for said State, appeared Richard Delgado, personally known to me on the basis of satisfactory evidence to be an authorized representative of Ocwen Loan Servicing, LLC, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Patricia Robertson

Notary Public

[Notarial Seal]

STATE OF ILLINOIS	)
) ss.:
COUNTY OF COOK	)

On this 18th day of January, 2006, before me, a notary public in and for said State, appeared Christopher Lewis, personally known to me on the basis of satisfactory evidence to be an authorized representative of LaSalle Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ethel Franklin

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 20th day of January, 2006, before me, a notary public in and for said State, appeared John Hannon, personally known to me on the basis of satisfactory evidence to be an authorized representative of Citibank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ John H. Moore

Notary Public

[Notarial Seal]

STATE OF MINNESOTA	)
) ss.:
COUNTY OF HENNEPIN	)

On this 18th day of January, 2006, before me, a notary public in and for said State, appeared Leigh Taylor, personally known to me on the basis of satisfactory evidence to be an authorized representative of Wells Fargo Bank, National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Babette Scheerer

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 20th day of January, 2006, before me, a notary public in and for said State, appeared John Cafiero, personally known to me on the basis of satisfactory evidence to be an authorized representative of The Risk Management Group that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lorrane Cornella

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 20th day of January, 2006, before me, a notary public in and for said State, appeared Charles Cacici, personally known to me on the basis of satisfactory evidence to be an authorized representative of The Risk Management Group that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lorrane Cornella

Notary Public

[Notarial Seal]